EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Power Technology, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard J. Walter, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 2, 2007
By:  /s/ Bernard J. Walter

Bernard J. Walter
Chief Executive Officer, President and
Principal Financial and Accounting Officer